FRE P-1

                        SUPPLEMENT DATED JANUARY 31, 2007
                       TO THE PROSPECTUS DATED MAY 1, 2006
                                       OF
                            FRANKLIN REAL ESTATE FUND
 A series of Franklin Templeton Variable Insurance Products Trust (the "Trust")
                             As Supplemented to Date

At a meeting held on January 17, 2007, the Board of Trustees of the Trust approved a proposal to convert the Franklin Real Estate Fund (the "Fund") from a domestic real estate fund to a global real estate fund, subject to shareholder approval of: (1) a change in the Fund's investment goal to high total return;
(2) a new Investment Management Agreement between the Trust, on behalf of the Fund, and Franklin Templeton Institutional, LLC ("FT Institutional"), an affiliate of Franklin Advisers, Inc. ("Franklin Advisers"), to (a) replace Franklin Advisers with FT Institutional as the Fund's investment manager, (b) increase the Fund's investment management fee (which will be phased in over five years through fee waivers), and (c) "un-bundle" the Fund's current Investment Management Agreement into two separate investment management and administration agreements, each with a separate fee; (3) the engagement of Franklin Advisers, as the Fund's sub-investment adviser pursuant to a Subadvisory Agreement between FT Institutional and Franklin Advisers; and (4) the change in the Fund's classification under the Investment Company Act of 1940 from a "diversified fund" to a "non-diversified" fund.

Shareholders of record as of January 5, 2007, will be asked to vote on the above proposals as well as other matters submitted for shareholder approval at the Trust's special shareholder meeting to be held on March 21, 2007. Shareholders will receive a proxy statement that includes a detailed description of each proposal. If shareholders approve these proposals, the Fund's conversion is proposed to take effect on or about May 1, 2007, and the name of the Fund would be changed as of that date to "Franklin Global Real Estate Securities Fund." If one or more of these four proposals is not approved by shareholders, then none of these proposals, even if approved by shareholders, nor the conversion will be implemented, and the Fund will continue to be operated in its current form. The Fund's investment managers and distributor will pay the expenses incurred in seeking shareholder approval of these proposals, including the costs of soliciting proxies, whether or not such proposals are approved or the conversion is completed.


               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.